Exhibit 99.2

CHAMBERS STREET PROPERTIES

Supplemental Information | Third Quarter 2015 | 1

This supplemental information is available on our website at www.ChambersStreet.com. This data is furnished to supplement audited and unaudited regulatory filings of ours and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Forward-Looking Statements
This supplemental information may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties, such as: our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our assets, operations and business; the use of the proceeds of any offerings of securities; and our proposed transaction with Gramercy Property Trust Inc. ("Gramercy"). The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements, such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our ability to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; our ability to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks or epidemics in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; environmental, regulatory and/or safety requirements; our ability to obtain the required shareholder approval required to consummate the merger with Gramercy and the timing and closing of such merger, including the risks that a condition to closing would not be satisfied or that the closing of such merger will not occur; the outcome of any legal proceedings that may be instituted against us and others related to the merger with Gramercy. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other of our documents that are on file with or furnished to the SEC. Any forward-looking statements made in this supplemental information are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Supplemental Information | Third Quarter 2015 | 2

The following discussion related to our consolidated financial statements should be read in conjunction with the financial statements for the third quarter ended September 30, 2015 included in the Form 10-Q to be filed on or about November 6, 2015.
Additional Information About the Proposed Merger with Gramercy Property Trust Inc. And Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the transaction with Gramercy, the Company has filed with the SEC a registration statement on Form S-4 that includes a definitive joint proxy statement of the Company and Gramercy that also constitutes a definitive prospectus of the Company.  On October 30, 2015, Gramercy and the Company mailed the definitive proxy statement/prospectus to stockholders of Gramercy and shareholders of the Company.  This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Gramercy or the Company may file with the SEC and send to Gramercy’s stockholders and/or the Company’s shareholders in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS OF GRAMERCY AND THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.
Investors and security holders are able to obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by Gramercy or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gramercy are also available free of charge on Gramercy’s website at www.gptreit.com, or by contacting Gramercy’s Investor Relations Department at (212) 297-1000. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at www.chambersstreet.com or by contacting the Company’s Investor Relations Department at (609) 806-2682.
Gramercy, the Company, their respective directors/trustees and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC.  Information about the directors and executive officers of Gramercy is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on May 11, 2015, and other filings filed with the SEC. Information about the trustees and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, the amendments thereto on Form 10-K/A, which were filed with the SEC on March 30, 2015 and April 30, 2015, and other filings filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the preliminary proxy statement and other relevant materials filed with the SEC.

Supplemental Information | Third Quarter 2015 | 3

CHAMBERS STREET PROPERTIES
Company Profile

Chambers Street Properties is a real estate investment trust focused on acquiring, owning and operating net leased industrial and office properties, leased to creditworthy tenants.
We were formed on March 30, 2004 and commenced operations in July 2004. During 2006, we became a public reporting company and through January 2012, we raised approximately $2.5 billion in gross offering proceeds. On May 21, 2013, we listed our common shares on the New York Stock Exchange under the ticker symbol "CSG."
As of September 30, 2015, we had ownership interests in 125 primarily net leased industrial (primarily warehouse/distribution) and office properties located in 19 U.S. states, France, Germany and the United Kingdom. As of September 30, 2015, our portfolio encompassed 37.2 million net rentable square feet and was 98.3% leased.

Senior Management

Martin A. Reid Interim President and Chief Executive Officer, and Chief Financial Officer	Philip L. Kianka Executive Vice President and Chief Operating Officer

Christopher B. Allen Executive Vice President, Capital Markets and Finance	Hugh S. O'Beirne, Esq. Executive Vice President and Chief Legal Officer

Offices and Contact Information

Corporate Headquarters 47 Hulfish Street Suite 210 Princeton, NJ 08542 (609) 683-4900	Los Angeles Regional Office 515 S. Flower Street Suite 1020 Los Angeles, CA 90071 (213) 405-5927	Transfer Agent Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717 (855) 450-0288

Investor Relations Heather Gentry Vice President, Investor Relations Heather.Gentry@CSPREIT.com (609) 806-2682	Media Relations Gallen.Neilly Tim Gallen Tim@Gallen.com Andrew Neilly Andrew@Gallen.com (925) 930-9848

Credit Ratings

Standard & Poor's Ratings Services: BBB-	Moody's Investors Ratings: Baa3

Equity Research Coverage

Capital One Securities, Inc. Chris Lucas (571) 633-8151	D.A. Davidson & Co. Barry Oxford, CFA (212) 240-9871	JMP Securities Mitch Germain (212) 906-3546	Ladenburg Thalmann & Co. Daniel Donlan (212) 409-2056

Oppenheimer & Co. Steve Manaker (212) 667-5950	SunTrust Robinson Humphrey, Inc. Ki Bin Kim, CFA (212) 303-4124	Wells Fargo Securities, LLC Todd Stender (562) 637-1371

Supplemental Information | Third Quarter 2015 | 4

CHAMBERS STREET PROPERTIES
Quarterly and Subsequent Highlights
Proposed Merger with Gramercy Property Trust Inc.

•
On July 1, 2015, Chambers Street and Gramercy Property Trust Inc. ("Gramercy") entered into a definitive agreement and plan of merger. Under the terms of the merger agreement, Gramercy stockholders will receive 3.1898 common shares of Chambers Street for each share of Gramercy common stock they own. Upon closing, Chambers Street shareholders will own approximately 56% and Gramercy stockholders will own approximately 44% of the combined company. The stock-for-stock transaction is expected to be tax-free to shareholders. The transaction, which cannot be completed without the approval of the Chambers Street shareholders and the Gramercy stockholders, as well as satisfaction of customary closing conditions, is scheduled to close in the fourth quarter of 2015. Meetings of Chambers Street shareholders and Gramercy stockholders have been set for Tuesday, December 15, 2015 to vote on proposals necessary to complete the merger. The record date for shareholders entitled to notice of and to vote at the meeting is October 8, 2015.

Earnings

•	FFO: $0.17 per diluted share, or $41.0 million, which represents an increase of $0.01 per diluted share compared to Q2 2015 and unchanged per diluted share compared to Q3 2014.

•	Core FFO: $0.19 per diluted share, or $46.0 million, unchanged per diluted share compared to Q2 2015 and an increase of $0.01 per diluted share compared to Q3 2014.

•	AFFO: $0.14 per diluted share, or $32.7 million, which represents a decrease of $0.04 per diluted share compared to Q2 2015 and a decrease of $0.02 per diluted share compared to Q3 2014.
Operating

•	Percentage Leased: 98.3% as of September 30, 2015.

•	Leasing: Leased 1,794,616 rentable square feet comprised of 1,644,614 rentable square feet of renewals and 150,002 rentable square feet of new leases.
Financing

•	Paid off nine notes payable totaling $84.0 million secured by various properties on September 2, 2015.

Supplemental Information | Third Quarter 2015 | 5

CHAMBERS STREET PROPERTIES
Financial Highlights
(Unaudited)
($ in Thousands, Except Share Data)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Portfolio Statistics:
Number of Consolidated Properties	100	100	102	102	100
Number of Unconsolidated Properties(1)	25	25	25	26	29
Total Properties	125	125	127	128	129
Total Net Rentable Square Feet(1)	37,193,495	37,193,495	37,618,745	37,740,832	36,281,879
Approximate Acquisition Cost(2)	$3,299,873	$3,299,873	$3,346,405	$3,362,730	$3,352,860
Percentage Leased(3)	98.3%	99.3%	98.4%	98.3%	97.3%
Balance Sheet Items:
Total Assets(2)	$2,902,418	$2,955,630	$2,980,927	$3,045,198	$3,077,962
Total Debt(2)	$1,483,802	$1,523,086	$1,528,226	$1,543,141	$1,548,248
Total Shareholders' Equity	$1,273,024	$1,304,729	$1,313,550	$1,360,967	$1,406,880

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Income Items:
Total Revenues(2)	$87,376	$86,290	$261,111	$258,571
Net Operating Income - GAAP Basis(2)(4)	$64,579	$63,288	$192,041	$188,017
Net Operating Income - Cash Basis(2)(4)	$63,394	$62,607	$189,895	$188,296
Net Income	$6,030	$18,468	$21,711	$26,940
Adjusted EBITDA(2)(5)	$54,546	$56,010	$160,308	$167,749
Funds from Operations (FFO)(6)	$40,971	$40,423	$116,332	$120,045
Core Funds from Operations (Core FFO)(6)	$45,950	$41,930	$131,889	$121,949
Adjusted Funds from Operations (AFFO)(6)	$32,716	$37,803	$115,830	$114,842
Dividends Declared	$30,205	$29,854	$90,620	$89,536
Per Share Data (Basic and Diluted)
FFO per Share	$0.17	$0.17	$0.49	$0.51
Core FFO per Share	$0.19	$0.18	$0.56	$0.51
AFFO per Share	$0.14	$0.16	$0.49	$0.48
Dividends per Share	$0.128	$0.126	$0.384	$0.378
Weighted Average Common Shares Outstanding – Basic	236,902,841	236,954,218	236,915,614	236,847,551
Weighted Average Common Shares Outstanding – Diluted	236,913,294	236,954,218	236,951,537	236,847,551
Dividend Payout Ratios:
FFO(6)	73.7%	73.9%	77.9%	74.6%
Core FFO(6)	65.7%	71.2%	68.7%	73.4%
AFFO(6)	92.3%	79.0%	78.2%	78.0%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(3)	Average percentage leased is weighted based on net rentable square feet.

(4)	Refer to page 37 for a reconciliation of Net Income to Consolidated Net Operating Income.

(5)	Refer to page 38 for a reconciliation of Net Income to Adjusted EBITDA.

(6)	Refer to page 9 for a reconciliation of GAAP Net Income to FFO, Core FFO and AFFO.

Supplemental Information | Third Quarter 2015 | 6

CHAMBERS STREET PROPERTIES
Consolidated Balance Sheets
($ in Thousands, Except Share Data)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ASSETS
Investments in Real Estate:
Land	$617,867	$618,142	$630,783	$630,840	$641,720
Land Available for Expansion	24,218	24,292	24,992	23,368	25,701
Buildings and Improvements	1,652,766	1,646,738	1,685,019	1,674,955	1,633,625
	2,294,851	2,289,172	2,340,794	2,329,163	2,301,046
Less: Accumulated Depreciation and Amortization	(284,579)	(266,256)	(257,510)	(239,973)	(243,073)
Net Investments in Real Estate	2,010,272	2,022,916	2,083,284	2,089,190	2,057,973
Investments in Unconsolidated Entities	385,220	393,325	394,738	423,693	460,211
Cash and Cash Equivalents	53,955	94,252	44,658	40,139	58,546
Restricted Cash	18,909	17,721	15,186	14,718	14,372
Tenant and Other Receivables, Net	11,553	8,360	11,676	11,216	14,147
Deferred Rent	45,072	42,644	41,071	39,429	40,123
Deferred Leasing Costs and Intangible Assets, Net	194,109	195,836	208,614	220,490	220,802
Deferred Financing Costs, Net	7,237	7,896	8,555	9,321	9,908
Prepaid Expenses and Other Assets	19,963	17,713	19,385	21,612	13,647
Total Assets	$2,746,290	$2,800,663	$2,827,167	$2,869,808	$2,889,729
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Notes Payable, Net	$478,739	$568,077	$581,706	$610,608	$632,361
Unsecured Term Loan Facilities	570,000	570,000	570,000	570,000	570,000
Unsecured Revolving Credit Facility	290,044	240,044	235,044	200,044	170,044
Accounts Payable, Accrued Expenses and Other Liabilities	86,352	68,861	74,786	76,421	57,587
Intangible Liabilities, Net	21,759	22,869	25,067	26,248	26,988
Prepaid Rent and Security Deposits	16,255	15,987	16,939	15,569	15,918
Distributions Payable	10,117	10,096	10,075	9,951	9,951
Total Liabilities	1,473,266	1,495,934	1,513,617	1,508,841	1,482,849
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $0.01 par value, 990,000,000 shares authorized	2,366	2,366	2,366	2,364	2,362
Additional Paid-in-Capital	2,074,326	2,073,701	2,073,109	2,071,526	2,069,710
Accumulated Deficit	(758,611)	(734,416)	(713,877)	(689,654)	(651,909)
Accumulated Other Comprehensive Loss	(45,057)	(36,922)	(48,048)	(23,269)	(13,283)
Total Shareholders’ Equity	1,273,024	1,304,729	1,313,550	1,360,967	1,406,880
Total Liabilities and Shareholders’ Equity	$2,746,290	$2,800,663	$2,827,167	$2,869,808	$2,889,729

Supplemental Information | Third Quarter 2015 | 7

CHAMBERS STREET PROPERTIES
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2015 and 2014 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
REVENUES
Rental	$54,915	$52,391	$166,020	$156,300
Tenant Reimbursements	15,646	15,219	46,917	45,034
Other Property Income	1,072	537	1,520	1,606
Total Revenues	71,633	68,147	214,457	202,940
EXPENSES
Property Operating	8,488	9,113	26,404	27,058
Real Estate Taxes	10,694	9,927	32,050	30,193
General and Administrative	9,935	7,230	31,505	20,047
Acquisition-Related	—	265	—	555
Depreciation and Amortization	28,489	27,208	84,342	81,572
Total Expenses	57,606	53,743	174,301	159,425
Income Before Other (Expenses) Income	14,027	14,404	40,156	43,515
OTHER EXPENSES AND INCOME
Interest and Other Income	52	255	144	573
Interest Expense	(12,352)	(13,685)	(38,397)	(41,653)
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	23	68	66	80
Gain on Sale of Real Estate	—	13,175	5,844	13,175
Total Other Expenses	(12,277)	(187)	(32,343)	(27,825)
Income Before Provision for Income Taxes and Equity in Income of Unconsolidated Entities	1,750	14,217	7,813	15,690
Benefit (Provision) For Income Taxes	42	(140)	(521)	(579)
Equity in Income of Unconsolidated Entities	4,238	4,391	14,419	11,829
NET INCOME	$6,030	$18,468	$21,711	$26,940
Basic and Diluted Net Income Per Share Attributable to Common Shareholders	$0.03	$0.08	$0.09	$0.11
Weighted Average Common Shares Outstanding - Basic	236,902,841	236,954,218	236,915,614	236,847,551
Weighted Average Common Shares Outstanding - Diluted	236,913,294	236,954,218	236,951,537	236,847,551
Dividends Declared per Common Share	$0.128	$0.126	$0.384	$0.378

Supplemental Information | Third Quarter 2015 | 8

CHAMBERS STREET PROPERTIES
Reconciliation of Net Income to FFO, Core FFO and AFFO
For the Three and Nine Months Ended September 30, 2015 and 2014 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net Income	$6,030	$18,468	$21,711	$26,940
Real Estate Depreciation and Amortization	28,350	27,090	83,924	81,231
Pro Rata Share of Real Estate Depreciation and Amortization from Unconsolidated Entities	6,266	8,163	19,408	25,172
Gain on Sale of Real Estate	—	(13,175)	(5,844)	(13,175)
Pro Rata Share of Loss (Gain) on Sale of Real Estate from Unconsolidated Entities	116	—	(2,315)	—
Pro Rata Share of Realized Loss (Gain) on Investment in CBRE Strategic Partners Asia	209	(123)	(552)	(123)
Funds from Operations	40,971	40,423	116,332	120,045
Acquisition-Related Expenses	—	265	—	555
Pro Rata Share of Loss on Early Extinguishment of Debt from Unconsolidated Entities	—	—	58	—
Strategic Planning and Severance-Related Expense	4,916	1,312	14,736	1,312
Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(23)	(68)	(66)	(80)
Pro Rata Share of Unrealized Loss (Gain) on Investment in CBRE Strategic Partners Asia	86	(2)	829	117
Core Funds from Operations	45,950	41,930	131,889	121,949
Amortization of Non-Cash Interest Expense	(829)	(312)	(1,656)	(660)
Pro Rata Share of Amortization of Non-Cash Interest Expense from Unconsolidated Entities	89	117	287	354
Amortization of Above and Below Market Leases	1,019	1,173	2,932	4,056
Pro Rata Share of Amortization of Above/Below Market Leases from Unconsolidated Entities	(34)	(54)	(130)	(162)
Amortization of Deferred Revenue Related to Tenant Improvements	(112)	(272)	(339)	(747)
Share Based Compensation	655	816	1,982	2,740
Straight-Line Rent Adjustments, Net	(2,444)	(2,096)	(5,847)	(4,641)
Pro Rata Share of Straight-Line Rent Adjustments, Net from Unconsolidated Entities	274	296	899	1,026
Recurring Capital Expenditures	(11,823)	(3,401)	(13,138)	(8,319)
Pro Rata Share of Recurring Capital Expenditures from Unconsolidated Entities	(29)	(394)	(1,049)	(754)
Adjusted Funds from Operations	$32,716	$37,803	$115,830	$114,842
Amounts Per Share (Basic and Diluted):
Net Income	$0.03	$0.08	$0.09	$0.11
Funds from Operations	$0.17	$0.17	$0.49	$0.51
Core Funds from Operations	$0.19	$0.18	$0.56	$0.51
Adjusted Funds from Operations	$0.14	$0.16	$0.49	$0.48
Weighted Average Common Shares Outstanding - Basic	236,902,841	236,954,218	236,915,614	236,847,551
Weighted Average Common Shares Outstanding - Diluted	236,913,294	236,954,218	236,951,537	236,847,551

Supplemental Information | Third Quarter 2015 | 9

CHAMBERS STREET PROPERTIES
Joint Venture Information
As of September 30, 2015
($ and Square Footage Amounts in Thousands)

	Duke JV	European JV	UK JV
Number of Properties:
Industrial	7	9	3
Office	6	—	—
Total Number of Properties	13	9	3
Percent Leased	99.9%	100.0%	100.0%
Square Feet:
Industrial	6,120	4,966	542
Office	667	—	—
Total Square Feet	6,787	4,966	542
Company Effective Ownership Percentage	80.0%	80.0%	80.0%
Balance Sheet Information(1)
Net Investments in Real Estate	$312,494	$248,204	$37,193
Other Assets	28,523	40,130	3,649
Total Assets	$341,017	$288,334	$40,842
Secured Notes Payable	$56,390	$124,884	$—
Other Liabilities	8,025	4,531	1,873
Equity	276,602	158,919	38,969
Total Liabilities and Equity	$341,017	$288,334	$40,842

Income Statement Information(1)

	Duke JV		European JV		UK JV
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Total Revenue	$12,016	$14,331	$6,515	$7,114	$1,147	$1,234
Operating Expenses	3,106	3,980	1,170	722	243	250
Net Operating Income	8,910	10,351	5,345	6,392	904	984
Depreciation and Amortization	4,960	6,611	2,383	3,061	490	532
Interest	751	1,031	946	1,139	—	—
Gain on Sale of Real Estate	(145)	—	—	—	—	—
Net Income	3,054	2,709	2,016	2,192	414	452
Company's Share in Net Income	2,443	2,168	1,613	1,754	331	362
Adjustments for REIT Basis	(26)	(21)	—	—	—	—
Company's Equity in Net Income	$2,417	$2,147	$1,613	$1,754	$331	$362
__________

(1)	Includes 100% of unconsolidated properties held through our Duke JV, European JV, and UK JV.

Supplemental Information | Third Quarter 2015 | 10

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Balance Sheets
As of September 30, 2015 and December 31, 2014
(In Thousands)

	September 30, 2015			December 31, 2014
	Consolidated	Pro Rata Share of Joint Ventures(1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures(1)	Total at Pro Rata Share
Assets
Real Estate Net	$2,010,272	$478,312	$2,488,584	$2,089,190	$509,089	$2,598,279
Real Estate Investments and Other Assets Held-for-Sale	—	—	—	—	13,784	13,784
Other Assets	350,798	57,842	408,640	356,925	69,340	426,265
Investments in Unconsolidated Entities	385,220	(380,026)	5,194	423,693	(416,823)	6,870
Total Assets	$2,746,290	$156,128	$2,902,418	$2,869,808	$175,390	$3,045,198
Liabilities and Equity
Liabilities Related to Real Estate Investments Held-for-Sale	$—	$—	$—	$—	$8,838	$8,838
Total Debt	1,338,783	145,019	1,483,802	1,380,652	153,916	1,534,568
Other Liabilities	134,483	11,109	145,592	128,189	12,636	140,825
Total Liabilities	1,473,266	156,128	1,629,394	1,508,841	175,390	1,684,231
Shareholders’ Equity	1,273,024	—	1,273,024	1,360,967	—	1,360,967
Total Liabilities and Equity	$2,746,290	$156,128	$2,902,418	$2,869,808	$175,390	$3,045,198
__________

(1)	Includes Duke JV, European JV, and UK JV.

Supplemental Information | Third Quarter 2015 | 11

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Net Operating Income
For the Three and Nine Months Ended September 30, 2015 and 2014 (unaudited)
(In Thousands)

	Three Months Ended September 30, 2015			Three Months Ended September 30, 2014
	Consolidated	Pro Rata Share of Joint Ventures	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures	Total at Pro Rata Share
Total Revenues	$71,633	$15,743	$87,376	$68,147	$18,143	$86,290
Total Operating Expenses	19,182	3,615	22,797	19,040	3,962	23,002
Net Operating Income - GAAP Basis	52,451	12,128	64,579	49,107	14,181	63,288
Straight-Line Rent Adjustment, Net	(2,444)	274	(2,170)	(2,096)	296	(1,800)
Above/Below Market Lease Amortization, Net	1,019	(34)	985	1,173	(54)	1,119
Net Operating Income - Cash Basis	$51,026	$12,368	$63,394	$48,184	$14,423	$62,607
Interest Expense	$12,352	$1,358	$13,710	$13,685	$1,736	$15,421

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
	Consolidated	Pro Rata Share of Joint Ventures	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures	Total at Pro Rata Share
Total Revenues	$214,457	$46,654	$261,111	$202,940	$55,631	$258,571
Total Operating Expenses	58,454	10,616	69,070	57,251	13,303	70,554
Net Operating Income - GAAP Basis	156,003	36,038	192,041	145,689	42,328	188,017
Straight-line Rent Adjustment, Net	(5,847)	899	(4,948)	(4,641)	1,026	(3,615)
Above/Below Market Lease Amortization, Net	2,932	(130)	2,802	4,056	(162)	3,894
Net Operating Income - Cash Basis	$153,088	$36,807	$189,895	$145,104	$43,192	$188,296
Interest Expense	$38,397	$4,096	$42,493	$41,653	$5,235	$46,888

Supplemental Information | Third Quarter 2015 | 12

CHAMBERS STREET PROPERTIES
Same Property Statistics
As of September 30, 2015
($ in Thousands)

	Nine Months Ended
	September 30,
	2015	2014
Total Portfolio Square Footage at Quarter End	37,193,495	36,281,879
Number of Properties at Quarter End	125	129
Same Property Portfolio Square Footage(1)	33,909,322	33,850,282
Same Property Portfolio Number of Buildings(1)	118	118
Percentage of Total Quarter Ending Square Footage	91.2%	93.3%
Same Property Portfolio % Leased at Quarter End	98.2%	98.3%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Total Revenues	$81,517	$80,346	$243,176	$238,341
Total Operating Expenses	21,920	21,205	65,403	63,776
Net Operating Income - GAAP Basis	$59,597	$59,141	$177,773	$174,565
Less: Straight-Line Rent Revenue	(2,033)	(1,681)	(4,587)	(4,124)
Less: Above/Below Market Lease Revenue	1,028	1,247	2,990	3,974
Less: GAAP Adjustment - European properties	—	—	—	301
Net Operating Income - Cash Basis	$58,592	$58,707	$176,176	$174,114
Same Property Portfolio Weighted Average % Leased	98.9%	97.4%	99.1%	96.9%
__________

(1)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2014 and still owned and operating as of September 30, 2015. Revenue and expense from same unconsolidated properties are included at pro rata share. Square footage and number of buildings are at 100%.

Supplemental Information | Third Quarter 2015 | 13

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of September 30, 2015
($ in Thousands)

	Office(1)				Industrial(1)
	Three Months Ended		$ Change	% Change	Three Months Ended		$ Change	% Change
	Sep. 30, 2015	Sep. 30, 2014			Sep. 30, 2015	Sep. 30, 2014
Rental Revenue	$39,300	$38,062			$24,631	$24,852
Tenant Reimbursement	11,811	11,929			5,658	4,966
Other Property Income	—	—			117	537
Total Revenue	51,111	49,991	$1,120	2.2%	30,406	30,355	$51	0.2%
Operating Expenses	7,922	8,238			2,543	2,412
Real Estate Taxes	7,412	6,792			4,043	3,763
Total Expenses	15,334	15,030	304	2.0%	6,586	6,175	411	6.7%
Net Operating Income - GAAP Basis	$35,777	$34,961	$816	2.3%	$23,820	$24,180	$(360)	(1.5)%
Rental Revenue - GAAP Basis	$51,111	$49,991			$30,406	$30,355
Less: Straight-Line Rent Revenue	(2,137)	(1,663)			104	(18)
Less: Above/Below Lease Revenue	896	1,029			132	218
Rental Revenue - Cash Basis	49,870	49,357	513	1.0%	30,642	30,555	87	0.3%
Less: Total Expenses	15,334	15,030			6,586	6,175
Net Operating Income - Cash Basis	$34,536	$34,327	$209	0.6%	$24,056	$24,380	$(324)	(1.3)%

	Total Same Properties(1)
	Three Months Ended		$ Change	% Change
	Sep. 30, 2015	Sep. 30, 2014
Rental Revenue	$63,931	$62,914
Tenant Reimbursement	17,469	16,895
Other Property Income	117	537
Total Revenue	81,517	80,346	$1,171	1.5%
Operating Expenses	10,465	10,650
Real Estate Taxes	11,455	10,555
Total Expenses	21,920	21,205	715	3.4%
Net Operating Income - GAAP Basis	$59,597	$59,141	$456	0.8%
Rental Revenue - GAAP Basis	$81,517	$80,346
Less: Straight-Line Rent Revenue	(2,033)	(1,681)
Less: Above/Below Lease Revenue	1,028	1,247
Rental Revenue - Cash Basis	80,512	79,912	600	0.8%
Less: Total Expenses	21,920	21,205	715	3.4%
Net Operating Income - Cash Basis	$58,592	$58,707	$(115)	(0.2)%
__________

(1)
Our same property portfolio includes all consolidated and unconsolidated properties owned as of January 1, 2014 and still owned as of September 30, 2015. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Third Quarter 2015 | 14

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of September 30, 2015
($ in Thousands)

	Office(1)				Industrial(1)
	Nine Months Ended		$ Change	% Change	Nine Months Ended		$ Change	% Change
	Sep. 30, 2015	Sep. 30, 2014			Sep. 30, 2015	Sep. 30, 2014
Rental Revenue	$116,338	$112,223			$74,044	$74,228
Tenant Reimbursement	34,341	33,897			17,061	16,387
Other Property Income	827	1,069			565	537
Total Revenue	151,506	147,189	$4,317	2.9%	91,670	91,152	$518	0.6%
Operating Expenses	24,010	23,727			7,778	8,059
Real Estate Taxes	21,412	20,195			12,203	11,795
Total Expenses	45,422	43,922	1,500	3.4%	19,981	19,854	127	0.6%
Net Operating Income - GAAP Basis	$106,084	$103,267	$2,817	2.7%	$71,689	$71,298	$391	0.5%
Rental Revenue - GAAP Basis	$151,506	$147,189			$91,670	$91,152
Less: Straight-Line Rent Revenue	(4,755)	(4,015)			168	(109)
Less: Above/Below Lease Revenue	2,684	3,237			306	737
Rental Revenue - Cash Basis	149,435	146,411	3,024	2.1%	92,144	91,780	364	0.4%
Less: Total Expenses	45,422	43,922			19,981	19,854
Less: GAAP Adjustment - European Properties	—	—			—	301
Net Operating Income - Cash Basis	$104,013	$102,489	$1,524	1.5%	$72,163	$71,625	$538	0.8%

	Total Same Properties(1)
	Nine Months Ended		$ Change	% Change
	Sep. 30, 2015	Sep. 30, 2014
Rental Revenue	$190,382	$186,451
Tenant Reimbursement	51,402	50,284
Other Property Income	1,392	1,606
Total Revenue	243,176	238,341	$4,835	2.0%
Operating Expenses	31,788	31,786
Real Estate Taxes	33,615	31,990
Total Expenses	65,403	63,776	1,627	2.6%
Net Operating Income - GAAP Basis	$177,773	$174,565	$3,208	1.8%
Rental Revenue - GAAP Basis	$243,176	$238,341
Less: Straight-Line Rent Revenue	(4,587)	(4,124)
Less: Above/Below Lease Revenue	2,990	3,974
Rental Revenue - Cash Basis	241,579	238,191	3,388	1.4%
Less: Total Expenses	65,403	63,776	1,627	2.6%
Less: GAAP Adjustment - European Properties	—	301
Net Operating Income - Cash Basis	$176,176	$174,114	$2,062	1.2%
__________

(1)
Our same property portfolio includes all consolidated and unconsolidated properties owned as of January 1, 2014 and still owned as of September 30, 2015. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Third Quarter 2015 | 15

CHAMBERS STREET PROPERTIES
Portfolio Summary
As of September 30, 2015
($ in Thousands)

Property Types

	Consolidated Properties			Unconsolidated Properties(1)			Consolidated & Unconsolidated Properties(1)
	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI
Industrial
Triple Net Single-Tenant	47	15,180,853	31.2%	18	11,184,416	74.6%	65	26,365,269	39.4%
Multi-Tenant	10	2,097,934	3.7%	1	442,816	3.7%	11	2,540,750	3.7%
Other Single-Tenant	2	432,543	0.6%	—	—	—%	2	432,543	0.5%
Total Industrial	59	17,711,330	35.5%	19	11,627,232	78.3%	78	29,338,562	43.6%
Office
Triple Net Single-Tenant	29	5,091,075	45.9%	2	277,325	8.1%	31	5,368,400	38.8%
Multi-Tenant	7	1,551,768	13.1%	3	293,063	10.1%	10	1,844,831	12.5%
Other Single-Tenant	5	545,527	5.5%	1	96,175	3.5%	6	641,702	5.1%
Total Office	41	7,188,370	64.5%	6	666,563	21.7%	47	7,854,933	56.4%
All Properties
Triple Net Single-Tenant	76	20,271,928	77.1%	20	11,461,741	82.7%	96	31,733,669	78.2%
Multi-Tenant	17	3,649,702	16.8%	4	735,879	13.8%	21	4,385,581	16.2%
Other Single-Tenant	7	978,070	6.1%	1	96,175	3.5%	8	1,074,245	5.6%
Total Properties	100	24,899,700	100.0%	25	12,293,795	100.0%	125	37,193,495	100.0%
__________

(1)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net rentable square feet is at 100% and NOI percentage is at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2015 | 16

CHAMBERS STREET PROPERTIES (continued)
Portfolio Summary
As of September 30, 2015
($ in Thousands)

Tenant Credit Ratings

	Annualized Base Rent(1)	% of Total Annualized Base Rent

Investment Grade Rated Tenants(2)	$145,552	53.8%
Non-Investment Grade Rated Tenants(3)	25,430	9.4%
Unrated	99,785	36.8%
	$270,767	100.0%
__________

(1)	Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	We define Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's.

(3)	We define Non-Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has a non-investment grade credit rating as determined by either Standard and Poor's or Moody's.

Scheduled Rental Increases

	Net Rentable Square Feet(1)	% of Total Net Rentable Square Feet	Annualized Base Rent(1)	% of Total Annualized Base Rent
Fixed Rental Increases(2)	29,297,093	80.1%	$229,997	84.9%
Indexed Rental Increases(3)	6,062,553	16.6%	33,307	12.3%
Constant Rent	1,211,940	3.3%	7,463	2.8%
All Leases	36,571,586	100.0%	$270,767	100.0%
__________

(1)
Net rentable square feet for unconsolidated properties is at 100%. Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	Includes certain leases that were subject to historical rental increases.

(3)	Indexed rental increases are generally based upon inflation or market rents.

Supplemental Information | Third Quarter 2015 | 17

CHAMBERS STREET PROPERTIES
Acquisition and Disposition Activity
As of September 30, 2015
($ in Thousands)

2015 Wholly-Owned Acquisitions

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet

Goodyear Crossing II (Land Parcel)(1)	Phoenix	AZ	2/10/2015	$1,675	N/A
__________

(1)
During February 2015, we acquired an 11.8 acre undeveloped parcel in Goodyear, Arizona for a price of $1.7 million, which has been included as part of our Goodyear Crossing II property located in the Phoenix, Arizona market.

2015 Disposition of Properties

Property	Market		Date of Disposition	Gross Sales Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage	Capitalization Rates
							In-Place	Straight Line
Regency Creek I	Raleigh	NC	1/23/2015	$16,440	122,087	80.0%	10.9%	10.0%
300 Constitution Drive(1)	Boston	MA	5/19/2015	20,327	330,000	100.0%	N/A	N/A
225 Summit Ave	Northern	NJ	6/26/2015	37,000	142,500	100.0%	9.82%	9.82%
				$73,767	594,587
__________

(1)	This property was vacant at the time of sale and therefore does not have any capitalization rates associated with it.

2014 Wholly-Owned Acquisitions

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Capitalization Rates
						In-Place		Straight Line
445 Airtech Parkway	Indianapolis	IN	1/2/2014	$30,200	622,440	6.3%		6.7%
1 Rocket Road	Los Angeles - South Bay	CA	7/31/2014	46,650	514,753	6.7%		7.7%
1659 Sauget Business Blvd	St. Louis	MO	10/24/2014	21,100	502,500	7.6%		7.7%
325 Center Point Blvd	Northeast	PA	11/18/2014	45,750	744,080
550 Oak Ridge Drive	Northeast	PA	11/18/2014	40,700	615,600
125 Capital Road	Northeast	PA	11/18/2014	8,700	144,000
14-46 Alberigi Drive	Northeast	PA	11/18/2014	10,500	140,800	7.6%	(1)	7.8%	(1)
Total Wholly-Owned Acquisitions				$203,600	3,284,173
__________

(1)	Capitalization rate for the four industrial properties acquired in November 2014.

2014 Disposition of Properties

Property	Market		Date of Disposition	Gross Sales Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage	Capitalization Rates
							In-Place	Straight Line
One Conway Park	Chicago	IL	1/16/2014	$10,480	105,000	80.0%	7.5%	4.6%
Maskew Retail Park	Peterborough	UK	7/23/2014	62,978	144,400	100.0%	6.6%	6.4%
12650 Ingenuity Drive	Orlando	FL	11/18/2014	26,500	124,500	100.0%	9.1%	8.6%
Thames Valley Five	Reading	UK	11/24/2014	18,781	40,468	100.0%	6.5%	7.2%
Sam Houston Crossing I	Houston	TX	12/5/2014	26,240	159,175	80.0%	8.4%	7.9%
One Easton Oval and Two Easton Oval	Columbus	OH	12/8/2014	20,680	253,705	80.0%	8.1%	7.0%
Deerfield Commons	Atlanta	GA	12/16/2014	19,400	121,969	100.0%	7.4%	6.0%
				$185,059	949,217

Supplemental Information | Third Quarter 2015 | 18

CHAMBERS STREET PROPERTIES
Our Properties
As of September 30, 2015
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost(1)

Industrial
Consolidated Industrial
505 Century Parkway(2)	Dallas, TX	1/9/2006	1997	100,000	100.0%	$6,095
631 International Parkway(2)	Dallas, TX	1/9/2006	1998	73,112	100.0%	5,407
660 North Dorothya(2)	Dallas, TX	1/9/2006	1997	120,000	100.0%	6,836
Bolingbrook Point III(2)	Chicago, IL	8/29/2007	2006	185,045	100.0%	18,170
Community Cash Complex 1(2)	Spartanburg, SC	8/30/2007	1960	207,038	74.0%	2,690
Community Cash Complex 2(2)	Spartanburg, SC	8/30/2007	1978	145,058	100.0%	2,225
Community Cash Complex 3(2)	Spartanburg, SC	8/30/2007	1981	116,413	52.0%	1,701
Community Cash Complex 4(2)	Spartanburg, SC	8/30/2007	1984	33,019	100.0%	547
Community Cash Complex 5(2)	Spartanburg, SC	8/30/2007	1984	53,033	100.0%	824
Fairforest Building 1(2)	Spartanburg, SC	8/30/2007	2000	51,028	100.0%	2,974
Fairforest Building 2(2)(3)	Spartanburg, SC	8/30/2007	1999	104,160	100.0%	5,379
Fairforest Building 3(2)(3)	Spartanburg, SC	8/30/2007	2000	100,000	100.0%	5,760
Fairforest Building 4(2)	Spartanburg, SC	8/30/2007	2001	190,606	100.0%	5,640
Fairforest Building 5(3)	Spartanburg, SC	8/30/2007	2006	316,491	100.0%	16,968
Fairforest Building 6(3)	Spartanburg, SC	8/30/2007	2005	101,055	100.0%	7,469
Fairforest Building 7(2)(3)	Spartanburg, SC	8/30/2007	2006	101,459	100.0%	5,626
Greenville/Spartanburg Industrial Park(2)	Spartanburg, SC	8/30/2007	1990	67,375	100.0%	3,388
Highway 290 Commerce Park Building 1(2)	Spartanburg, SC	8/30/2007	1995	150,000	100.0%	5,388
Highway 290 Commerce Park Building 5(2)	Spartanburg, SC	8/30/2007	1993	30,000	100.0%	1,420
Highway 290 Commerce Park Building 7(2)	Spartanburg, SC	8/30/2007	1994	93,971	100.0%	4,889
HJ Park Building 1(2)	Spartanburg, SC	8/30/2007	2003	70,000	100.0%	4,216
Jedburg Commerce Park(2)(3)	Charleston, SC	8/30/2007	2007	512,686	88.0%	41,991
Kings Mountain I(3)	Charlotte, NC	8/30/2007	1998	100,000	100.0%	5,497
Kings Mountain II(3)	Charlotte, NC	8/30/2007	2002	301,400	100.0%	11,311
Mount Holly Building	Charleston, SC	8/30/2007	2003	100,823	100.0%	6,208
North Rhett I	Charleston, SC	8/30/2007	1973	284,750	100.0%	10,302
North Rhett II	Charleston, SC	8/30/2007	2001	101,705	100.0%	7,073
North Rhett III(2)(3)	Charleston, SC	8/30/2007	2002	79,972	100.0%	4,812
North Rhett IV(3)	Charleston, SC	8/30/2007	2005	316,040	100.0%	17,060
Orangeburg Park Building(3)	Charleston, SC	8/30/2007	2003	101,055	100.0%	5,474
Orchard Business Park 2(2)	Spartanburg, SC	8/30/2007	1993	17,500	—%	761
Union Cross Building I	Winston-Salem, NC	8/30/2007	2005	100,853	100.0%	6,585
Union Cross Building II	Winston-Salem, NC	8/30/2007	2005	316,130	100.0%	17,216
Highway 290 Commerce Park Building 2(2)(3)	Spartanburg, SC	9/24/2007	1995	100,000	100.0%	4,626
Highway 290 Commerce Park Building 6(2)(3)	Spartanburg, SC	11/1/2007	1996	105,000	100.0%	3,760
Kings Mountain III(2)(3)	Charlotte, NC	3/14/2008	2007	541,910	100.0%	25,728
13201 Wilfred Lane(2)	Minneapolis, MN	6/29/2009	1999	335,400	—%	15,340
140 Depot Street(2)	Boston, MA	7/31/2009	2009	238,370	100.0%	18,950
West Point Trade Center(2)	Jacksonville, FL	12/30/2009	2009	601,500	100.0%	29,000
1985 International Way	Cincinnati, OH	10/27/2010	1998	189,400	100.0%	14,800
3660 Deerpark Boulevard(3)	Jacksonville, FL	10/27/2010	2002	321,500	100.0%	15,300
4701 Gold Spike Drive	Dallas, TX	10/27/2010	2002	420,360	100.0%	20,300
Tolleson Commerce Park II	Phoenix, AZ	10/27/2010	1999	217,422	100.0%	9,200

Supplemental Information | Third Quarter 2015 | 19

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2015
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost(1)

Millers Ferry Road(2)	Dallas, TX	6/2/2011	2011	1,020,000	100.0%	40,366
Aurora Commerce Center(2)	Denver, CO	11/30/2011	2007	406,959	100.0%	24,500
2400 Dralle Road(2)(3)	Chicago, IL	3/20/2012	2011	1,350,000	100.0%	64,250
Midwest Commerce Center I(2)(3)	Kansas City, KS	8/16/2012	2009	1,107,000	100.0%	62,950
20000 S Diamond Lake Rd.	Minneapolis, MN	11/7/2012	2004	280,577	100.0%	18,500
Gateway at Riverside(2)(3)	Baltimore, MD	11/30/2012	1991	800,798	100.0%	49,229
Mid-Atlantic Distribution Center – Bldg. A(2)	Baltimore, MD	12/28/2012	2008	672,000	100.0%	43,150
Goodyear Crossing II(2)(4)	Phoenix, AZ	3/1/2013	2009	820,384	100.0%	66,558
1200 Woods Chapel Road(2)(3)	Spartanburg, SC	8/8/2013	2008	156,800	100.0%	10,750
445 Airtech Parkway(2)(3)	Indianapolis, IN	1/2/2014	2013	622,440	100.0%	30,200
1 Rocket Road	Los Angeles - South Bay, CA	7/31/2014	2008	514,753	100.0%	46,650
1659 Sauget Business Blvd(2)	St. Louis, MO	10/24/2014	2008	502,500	100.0%	21,100
325 Centerpoint Blvd(2)	Northeast, PA	11/18/2014	2008	744,080	100.0%	45,750
550 Oak Ridge Drive(2)	Northeast, PA	11/18/2014	2005	615,600	100.0%	40,700
125 Capital Road(2)	Northeast, PA	11/18/2014	2007	144,000	100.0%	8,700
14-46 Alberigi Drive(2)	Northeast, PA	11/18/2014	2005	140,800	100.0%	10,500
Total Consolidated Industrial(5)			2005	17,711,330	97.0%	$988,759
Unconsolidated Industrial
Buckeye Logistics Center(2)(7)	Phoenix, AZ	6/12/2008	2008	1,009,351	100.0%	$52,797
12200 President's Court(2)(7)	Jacksonville, FL	9/30/2008	2008	772,210	100.0%	29,995
201 Sunridge Blvd.(2)(7)	Dallas, TX	9/30/2008	2008	822,550	100.0%	25,690
AllPoints at Anson Bldg. 1(2)(7)	Indianapolis, IN	9/30/2008	2008	1,036,573	100.0%	42,684
125 Enterprise Parkway(2)(7)	Columbus, OH	12/10/2008	2008	1,142,400	100.0%	38,088
AllPoints Midwest Bldg. 1(2)(7)	Indianapolis, IN	12/10/2008	2008	1,200,420	100.0%	41,428
Fairfield Distribution Ctr. IX(7)	Tampa, FL	5/13/2009	2008	136,212	100.0%	7,151
Amber Park(2)(8)	South Normanton, UK	6/10/2010	1997	208,423	100.0%	12,514
Brackmills(2)(8)	Northampton, UK	6/10/2010	1984	186,618	100.0%	13,407
Düren(2)(9)	Rhine-Ruhr, Germany	6/10/2010	2008	391,494	100.0%	13,148
Schönberg(2)(9)	Hamburg, Germany	6/10/2010	2009	453,979	100.0%	13,819
Langenbach(2)(9)	Munich, Germany	10/28/2010	2010	225,106	100.0%	18,573
Graben Distribution Center I(9)	Munich, Germany	12/20/2011	2011	1,017,868	100.0%	54,962
Graben Distribution Center II(9)	Munich, Germany	12/20/2011	2011	73,367	100.0%	6,868
Valley Park, Unit D(2)(8)	Rugby, UK	3/19/2012	2011	146,491	100.0%	10,247
Koblenz Distribution Center(9)	Rhine-Ruhr, Germany	12/12/2012	2012	1,070,126	100.0%	63,021
Bodenheim Logistikzentrum(9)	Frankfurt, Germany	11/25/2013	2012	442,816	100.0%	25,392
Hansalinie Distribution Center(9)	Bremen, Germany	11/25/2013	2012	320,463	100.0%	24,226
Lille-Douai Distribution Center(9)	Lille, France	12/17/2013	2013	970,765	100.0%	62,746
Total Unconsolidated Industrial(5)(6)			2009	11,627,232	100.0%	$556,756
Total Industrial(5)			2006	29,338,562	98.2%	$1,545,515

Supplemental Information | Third Quarter 2015 | 20

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2015
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost(1)

Office
Consolidated Office
REMEC Corporate Campus 1(2)	San Diego, CA	9/15/2004	1983	34,000	100.0%	$6,833
REMEC Corporate Campus 2(2)	San Diego, CA	9/15/2004	1983	30,477	100.0%	6,125
REMEC Corporate Campus 3(2)	San Diego, CA	9/15/2004	1983	37,430	100.0%	7,523
REMEC Corporate Campus 4(2)	San Diego, CA	9/15/2004	1983	30,778	100.0%	6,186
602 Central Boulevard(2)(3)	Coventry, UK	4/27/2007	2001	50,502	100.0%	23,847
Lakeside Office Center(2)	Dallas, TX	3/5/2008	2006	98,750	100.0%	17,994
Enclave on the Lake(2)	Houston, TX	7/1/2008	1999	171,091	100.0%	37,827
Avion Midrise III(2)	Washington, DC Metro	11/18/2008	2002	71,507	100.0%	21,111
Avion Midrise IV(2)	Washington, DC Metro	11/18/2008	2002	71,504	100.0%	21,112
3011, 3055 & 3077 Comcast Place(2)	East Bay, CA	7/1/2009	1988	219,631	100.0%	49,000
Crest Ridge Corporate Center I(2)	Minneapolis, MN	8/17/2009	2009	116,338	100.0%	28,419
5160 Hacienda Dr(2)	East Bay, CA	4/8/2010	1988	201,620	100.0%	38,500
10450 Pacific Center Court(2)(3)	San Diego, CA	5/7/2010	1985	134,000	100.0%	32,750
One Wayside Road(2)	Boston, MA	6/24/2010	1998	200,605	100.0%	55,525
100 Tice Blvd	Northern NJ	9/28/2010	2007	208,911	100.0%	67,600
Ten Parkway North	Chicago, IL	10/12/2010	1999	99,566	100.0%	25,000
Pacific Corporate Park(2)(3)	Washington, DC Metro	11/15/2010	2002	696,387	96.0%	144,500
100 Kimball Drive(2)	Northern NJ	12/10/2010	2006	175,000	100.0%	60,250
70 Hudson Street	New York City Metro	4/11/2011	2000	409,272	100.0%	155,000
90 Hudson Street	New York City Metro	4/11/2011	1999	431,658	100.0%	155,000
Sky Harbor Operations Center(2)	Phoenix, AZ	9/30/2011	2003	396,179	100.0%	53,500
1400 Atwater Drive(2)(3)	Philadelphia, PA	10/27/2011	2013	299,809	100.0%	82,224
Sabal Pavilion(2)	Tampa, FL	12/30/2011	1998	120,500	100.0%	21,368
701 & 801 Charles Ewing Blvd.(2)	Princeton, NJ	12/28/2012	2009	110,765	100.0%	28,310
1400 Perimeter Park Drive(2)	Raleigh, NC	3/1/2013	1991	44,916	100.0%	6,165
22535 Colonial Pkwy(2)	Houston, TX	3/1/2013	2009	137,000	100.0%	31,546
3900 North Paramount Parkway(2)	Raleigh, NC	3/1/2013	1999	100,987	100.0%	18,523
3900 South Paramount Parkway(2)	Raleigh, NC	3/1/2013	1999	119,170	100.0%	20,859
Atrium I	Columbus, OH	3/1/2013	1996	315,102	100.0%	45,071
Celebration Office Center III(2)	Orlando, FL	3/1/2013	2009	100,924	100.0%	18,420
Easton III	Columbus, OH	3/1/2013	1999	135,485	100.0%	20,194
McAuley Place	Cincinnati, OH	3/1/2013	2001	190,096	94.0%	32,309
Miramar I(2)(3)	Ft. Lauderdale, FL	3/1/2013	2001	94,060	100.0%	23,912
Miramar II(2)	Ft. Lauderdale, FL	3/1/2013	2001	128,540	100.0%	31,910
Norman Pointe I	Minneapolis, MN	3/1/2013	2000	212,722	93.0%	36,232
Norman Pointe II	Minneapolis, MN	3/1/2013	2007	324,296	95.0%	46,113
Northpoint III(2)	Orlando, FL	3/1/2013	2001	108,499	100.0%	22,394
Point West I	Dallas, TX	3/1/2013	2008	182,700	100.0%	31,795
The Landings I	Cincinnati, OH	3/1/2013	2006	175,695	100.0%	30,249
The Landings II	Cincinnati, OH	3/1/2013	2007	175,076	94.0%	23,977
Carpenter Corporate Center I & II(2)	Dallas, TX	7/31/2013	2008	226,822	100.0%	49,509
Total Consolidated Office(5)			2001	7,188,370	98.8%	$1,634,682

Supplemental Information | Third Quarter 2015 | 21

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2015
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost(1)

Unconsolidated Office
Aspen Corporate Center 500(2)(7)	Nashville, TN	9/30/2008	2008	180,147	100.0%	$29,936
West Lake at Conway(7)	Chicago, IL	3/24/2011	2008	98,304	100.0%	14,060
Weston Pointe I(7)	Ft. Lauderdale, FL	3/24/2011	1999	97,579	92.0%	15,507
Weston Pointe II(7)	Ft. Lauderdale, FL	3/24/2011	2000	97,180	96.0%	18,701
Weston Pointe III(7)	Ft. Lauderdale, FL	3/24/2011	2003	97,178	97.0%	18,867
Weston Pointe IV(7)	Ft. Lauderdale, FL	3/24/2011	2006	96,175	100.0%	22,605
Total Unconsolidated Office(5)(6)			2004	666,563	97.8%	$119,676
Total Office(5)			2002	7,854,933	98.7%	$1,754,358
Total Properties(5)			2004	37,193,495	98.3%	$3,299,873
__________

(1)	Approximate acquisition cost for unconsolidated properties is at our pro rata share of effective ownership.

(2)	This property is unencumbered.

(3)	Includes undeveloped land zoned for future office and industrial use.

(4)	Acquisition cost includes cost for undeveloped land acquired in February 2015.

(5)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rentable Square Feet.

(6)	Does not include properties held through our investment in CBRE Strategic Partners Asia.

(7)	This property is held through the Duke JV.

(8)	This property is held through the UK JV.

(9)	This property is held through the European JV.

Supplemental Information | Third Quarter 2015 | 22

CHAMBERS STREET PROPERTIES
Geographic Distribution
As of September 30, 2015
($ in Thousands)

	Consolidated Properties			Unconsolidated Properties(1)			Consolidated & Unconsolidated Properties(1)			% of Approx-imate Acqui- sition Cost
	Proper- ties	Net Rentable Square Feet	Approx- imate Acquisition Cost	Proper- ties	Net Rentable Square Feet	Approx- imate Acquisition Cost	Proper- ties	Net Rentable Square Feet	Approx- imate Acquisition Cost
Domestic
New Jersey	5	1,335,606	$466,160	—	—	$—	5	1,335,606	$466,160	14.0%
Florida	7	1,475,523	162,304	6	1,296,534	112,826	13	2,772,057	275,130	8.3%
Texas	10	2,549,835	247,675	1	822,550	25,690	11	3,372,385	273,365	8.3%
California	8	1,202,689	193,567	—	—	—	8	1,202,689	193,567	5.9%
South Carolina	28	3,807,037	189,921	—	—	—	28	3,807,037	189,921	5.8%
Ohio	5	991,454	151,800	1	1,142,400	38,088	6	2,133,854	189,888	5.8%
Pennsylvania	5	1,944,289	187,874	—	—	—	5	1,944,289	187,874	5.7%
Virginia	3	839,398	186,723	—	—	—	3	839,398	186,723	5.7%
Arizona	3	1,433,985	129,258	1	1,009,351	52,797	4	2,443,336	182,055	5.5%
Minnesota	5	1,269,333	144,604	—	—	—	5	1,269,333	144,604	4.4%
Illinois	4	2,137,111	128,520	1	98,304	14,060	5	2,235,415	142,580	4.3%
Indiana	1	622,440	30,200	2	2,236,993	84,112	3	2,859,433	114,312	3.5%
North Carolina	8	1,625,366	111,884	—	—	—	8	1,625,366	111,884	3.4%
Maryland	2	1,472,798	92,379	—	—	—	2	1,472,798	92,379	2.8%
Massachusetts	2	438,975	74,475	—	—	—	2	438,975	74,475	2.3%
Kansas	1	1,107,000	62,950	—	—	—	1	1,107,000	62,950	1.9%
Tennessee	—	—	—	1	180,147	29,936	1	180,147	29,936	0.9%
Colorado	1	406,959	24,500	—	—	—	1	406,959	24,500	0.7%
Kentucky	1	189,400	14,800	—	—	—	1	189,400	14,800	0.4%
Total Domestic	99	24,849,198	2,599,594	13	6,786,279	357,509	112	31,635,477	2,957,103	89.6%
International
Germany	—	—	—	8	3,995,219	220,009	8	3,995,219	220,009	6.7%
France	—	—	—	1	970,765	62,746	1	970,765	62,746	1.9%
United Kingdom	1	50,502	23,847	3	541,532	36,168	4	592,034	60,015	1.8%
Total International	1	50,502	23,847	12	5,507,516	318,923	13	5,558,018	342,770	10.4%
Total	100	24,899,700	$2,623,441	25	12,293,795	$676,432	125	37,193,495	$3,299,873	100.0%
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Number of Properties and Net Rentable Square Feet are included at 100% and Approximate Acquisition Cost is at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2015 | 23

CHAMBERS STREET PROPERTIES
Significant Tenants
As of September 30, 2015 (unaudited)
($ in Thousands)

			Credit Rating(1)		Consolidated & Unconsolidated Properties(2)			% of Cash An-nual- ized Base Rent
	Major Tenants(3)	Primary Industry	S&P	Moody's	Net Rentable Square Feet	Annualized Base Rent
						Cash	GAAP(4)

1	Amazon.com	Internet Retail	AA-	Baa1	6,540,667	$26,608	$25,652	9.8%
2	Barclay's Capital	Financial Services	A-	A2	409,272	12,278	9,917	4.5%
3	Raytheon Company	Defense and Aerospace	A	A3	666,290	10,582	11,342	3.9%
4	U.S. General Services Administration	Government	AA+	Aa1	413,496	10,093	10,339	3.7%
5	Lord Abbett & Co.	Financial Services	—	—	272,127	10,069	10,370	3.7%
6	JP Morgan Chase	Financial Services	A+	A3	396,179	6,212	6,626	2.3%
7	Nuance Communications, Inc.	Software	BB-	Ba3	200,605	6,095	6,586	2.3%
8	Endo Health Solutions Inc.	Pharmaceutical and Healthcare Related	—	—	299,809	5,846	7,771	2.2%
9	Comcast of California	Telecommunications	A-	A3	219,631	5,205	5,042	1.9%
10	Eisai, Inc.	Pharmaceutical and Healthcare Related	—	—	208,911	5,189	5,217	1.9%
11	PPD Development LP	Pharmaceutical and Healthcare Related	B	Ba2	251,475	4,991	4,643	1.8%
12	Charles Komar & Sons, Inc.	Apparel Retail	—	—	159,341	4,933	4,093	1.8%
13	The Coleman Company, Inc.	Consumer Products	BB	Ba3	1,107,000	4,760	4,569	1.8%
14	Deloitte LLP	Professional Services	—	—	175,000	4,740	4,660	1.8%
15	Clorox International Co	Consumer Products	BBB+	Baa1	1,350,000	4,574	4,429	1.7%
16	Unilever	Consumer Products	A+	A1	1,594,760	4,250	4,058	1.6%
17	Nationwide Mutual Insurance Co	Insurance	A+	A1	315,102	3,884	3,761	1.4%
18	Humana	Pharmaceutical and Healthcare Related	BBB+	Baa3	226,822	3,788	3,731	1.4%
19	Carl Zeiss Meditec	Pharmaceutical and Healthcare Related	—	—	201,620	3,770	3,395	1.4%
20	ConAgra Foods Packaged Foods, LLC	Food Service and Retail	BBB-	Baa2	741,860	3,423	3,408	1.3%
21	Whirlpool Corporation	Consumer Products	BBB	Baa2	1,020,000	3,385	3,429	1.3%
22	Kimberly-Clark Global Sales, Inc.	Consumer Products	A	A2	744,080	3,348	3,368	1.2%
23	Space Exploration Technologies Corp	Defense and Aerospace	—	—	514,753	3,348	3,913	1.2%
24	SBM Atlantia, Inc.	Petroleum and Mining	—	—	171,091	3,293	2,659	1.2%
25	Prime Distribution Services	Logistics Distribution	—	—	1,200,420	3,256	3,038	1.2%
26	Noxell Corporation	Consumer Products	—	—	800,797	3,240	3,274	1.2%
27	NCS Pearson, Inc.	Education	BBB+	Baa1	167,218	3,201	2,794	1.2%
28	Bob's Discount Furniture	Home Furnishings/Home Improvement	—	—	672,000	3,158	3,154	1.2%
29	Kellogg Sale Company	Consumer Products	BBB+	Baa2	1,142,400	3,033	2,854	1.1%
30	REMEC Defense and Space	Defense and Aerospace	—	—	132,685	2,818	2,835	1.0%
31	Time Warner Cable Inc.	Telecommunications	BBB	Baa2	134,000	2,814	2,655	1.0%
32	Royal Caribbean Cruises Ltd	Travel/Leisure	BB+	Ba1	128,540	2,764	2,706	1.0%
33	Syngenta Seeds Inc	Agriculture	A+	A2	116,338	2,728	2,575	1.0%
34	American Home Mortgage	Financial Services	—	—	182,700	2,713	2,676	1.0%
35	Mercy Health Partners of SW Ohio	Pharmaceutical and Healthcare Related	—	A1	124,671	2,623	2,099	1.0%
36	Dr Pepper / Seven up, Inc.	Food Service and Retail	BBB+	Baa1	601,500	2,611	2,720	1.0%
37	Disney Vacation Development	Travel/Leisure	A	A2	100,924	2,609	1,804	1.0%
38	Citicorp North America, Inc.	Financial Services	A	Baa3	175,695	2,574	2,551	1.0%
39	Verizon Wireless	Telecommunications	BBB+	Baa1	180,147	2,519	2,408	0.9%
40	Lear Operations Corporation	Vehicle Related Manufacturing	BB+	Ba1	477,263	2,452	2,207	0.9%
	Other (approx 138) tenants				12,034,397	70,990	70,851	26.2%
					36,571,586	$270,767	$266,179	100.0%
__________

(1)	Credit rating is for our tenant, its guarantor or its parent company.

(2)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is at 100% and annualized base rent is at our pro rata share of effective ownership.

(3)	In certain cases in which our tenant is a wholly-owned subsidiary of its parent company, the parent company is listed as our tenant.

(4)	Includes amortization of straight line rent, above-market leases and lease inducement, if applicable. Excludes operating expense reimbursements.

Supplemental Information | Third Quarter 2015 | 24

CHAMBERS STREET PROPERTIES
Tenant Industry Profile
As of September 30, 2015
($ in Thousands)

Primary Tenant Industry Category	Consolidated Properties		Unconsolidated Properties(1)		Consolidated & Unconsolidated Properties(1)		% of Annual- ized Base Rent
	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

Financial Services	1,734,018	$37,316	32,550	$586	1,766,568	$37,902	14.0%
Consumer Products	5,921,554	22,346	3,327,772	9,846	9,249,326	32,192	12.0%
Pharmaceutical and Healthcare Related	1,676,281	27,919	291,154	2,418	1,967,435	30,337	11.2%
Internet Retail	1,435,984	7,688	5,104,683	18,920	6,540,667	26,608	9.9%
Defense and Aerospace	1,385,235	18,536	—	—	1,385,235	18,536	6.8%
Logistics Distribution	1,343,414	5,599	2,569,073	9,084	3,912,487	14,683	5.4%
Telecommunications	720,624	9,960	180,147	2,520	900,771	12,480	4.6%
Food Service and Retail	2,617,505	11,370	—	—	2,617,505	11,370	4.2%
Government	279,993	6,714	133,503	3,379	413,496	10,093	3.7%
Software	200,605	6,095	112,602	1,798	313,207	7,893	2.9%
Insurance	491,633	7,209	3,005	50	494,638	7,259	2.7%
Apparel Retail	313,612	6,846	—	—	313,612	6,846	2.5%
Professional Services	283,127	6,280	28,949	475	312,076	6,755	2.5%
Business Services	1,038,657	6,560	4,740	75	1,043,397	6,635	2.5%
Vehicle Related Manufacturing	1,183,785	5,051	320,463	1,566	1,504,248	6,617	2.4%
Travel/Leisure	229,464	5,372	12,662	232	242,126	5,604	2.1%
Education	275,421	5,426	—	—	275,421	5,426	2.0%
Other Manufacturing	1,262,377	4,864	36,588	550	1,298,965	5,414	2.0%
Agriculture	227,103	4,611	—	—	227,103	4,611	1.7%
Specialty Retail	689,740	3,929	—	—	689,740	3,929	1.5%
Home Furnishings/Home Improvement	672,000	3,158	109,318	420	781,318	3,578	1.3%
Petroleum and Mining	171,091	3,293	—	—	171,091	3,293	1.2%
Utilities	108,499	1,683	—	—	108,499	1,683	0.6%
Non-Profit	30,895	815	—	—	30,895	815	0.3%
Executive Office Suites	—	—	11,760	208	11,760	208	0.1%
Total	24,292,617	$218,640	12,278,969	$52,127	36,571,586	$270,767	100.0%
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is included at 100% and Annualized Base Rent is at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2015 | 25

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations
As of September 30, 2015
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases(1)	Net Rentable Square Feet(1)	Percentage of Total Net Rentable Square Feet(1)	Expiring Base Rent(2)	Percentage of Expiring Base Rent(2)	Expiring Base Rent per Square Feet(1)
Industrial Properties:
Remaining 2015	2	10,000	0.1%	$83	0.1%	$8.25
2016	7	896,400	3.1%	4,131	3.4%	4.61
2017	13	2,233,801	7.8%	10,101	8.4%	4.52
2018	11	3,306,747	11.5%	12,745	10.6%	3.85
2019	17	5,883,069	20.4%	23,305	19.5%	3.96
2020	8	1,829,593	6.3%	8,090	6.8%	4.42
2021	12	5,803,401	20.1%	21,712	18.1%	3.74
2022	3	1,654,371	5.7%	6,835	5.7%	4.13
2023	8	3,708,101	12.9%	15,966	13.3%	4.31
2024	1	22,400	0.1%	200	0.2%	8.95
Thereafter	9	3,467,017	12.0%	16,638	13.9%	4.80
	91	28,814,900	100.0%	$119,806	100.0%	$4.16
Office Properties:
Remaining 2015	1	12,662	0.2%	$232	0.1%	$18.35
2016	17	963,891	12.4%	22,941	13.3%	23.80
2017	10	416,268	5.4%	9,140	5.3%	21.96
2018	21	716,926	9.2%	12,148	7.0%	16.95
2019	12	776,570	10.0%	14,230	8.2%	18.32
2020	10	315,765	4.1%	7,960	4.6%	25.21
2021	12	798,291	10.3%	17,593	10.2%	22.04
2022	4	372,542	4.8%	6,991	4.0%	18.77
2023	12	918,681	11.8%	20,884	12.1%	22.73
2024	3	583,696	7.5%	17,475	10.1%	29.94
Thereafter	14	1,881,394	24.3%	43,180	25.1%	22.95
	116	7,756,686	100.0%	$172,774	100.0%	$22.27

Supplemental Information | Third Quarter 2015 | 26

CHAMBERS STREET PROPERTIES (continued)
Tenant Lease Expirations
As of September 30, 2015
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases(1)	Net Rentable Square Feet(1)	Percentage of Total Net Rentable Square Feet(1)	Expiring Base Rent(2)	Percentage of Expiring Base Rent(2)	Expiring Base Rent per Square Feet(1)
Total Properties
Remaining 2015	3	22,662	0.1%	$315	0.1%	$13.89
2016	24	1,860,291	5.1%	27,072	9.3%	14.55
2017	23	2,650,069	7.2%	19,241	6.6%	7.26
2018	32	4,023,673	11.0%	24,893	8.5%	6.19
2019	29	6,659,639	18.2%	37,535	12.8%	5.64
2020	18	2,145,358	5.9%	16,050	5.5%	7.48
2021	24	6,601,692	18.1%	39,305	13.4%	5.95
2022	7	2,026,913	5.5%	13,826	4.7%	6.82
2023	20	4,626,782	12.7%	36,850	12.6%	7.96
2024	4	606,096	1.7%	17,675	6.0%	29.16
Thereafter	23	5,348,411	14.5%	59,819	20.5%	11.18
	207	36,571,586	100.0%	$292,581	100.0%	$8.00
__________

(1)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at 100%.

(2)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at our pro rata share of effective ownership.

	Consolidated Properties	Unconsolidated Properties(1)	Consolidated & Unconsolidated Properties(1)
Weighted Average Remaining Term (Years)(2):
Triple Net Single-Tenant Properties(3)	6.54	5.59	6.34
Multi-Tenant Properties	7.31	4.76	6.97
Other Single-Tenant Properties	4.71	4.25	4.62
Total Weighted Average Remaining Term (Years)(2)	6.60	5.42	6.38
__________

(1)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.

(3)	Triple Net Single-Tenant Properties include certain properties that have minimal secondary tenant(s).

Supplemental Information | Third Quarter 2015 | 27

CHAMBERS STREET PROPERTIES
Percentage Leased
As of September 30, 2015

	Three Months Ended September 30, 2015
	Consolidated Properties	Unconsolidated Properties(1)	Consolidated and Unconsolidated Properties(1)
Amounts at Beginning of Period
Total Net Rentable Square Feet	24,899,700	12,293,795	37,193,495
Leased Square Feet	24,633,196	12,286,581	36,919,777
Leased Percentage	98.9%	99.9%	99.3%
Activity During the Quarter
Leasing:
New Leases	154,095	—	154,095
Contractions	(5,186)	(6,112)	(11,298)
Total Leasing Activity	148,909	(6,112)	142,797
Expirations and Terminations:
Expiring Square Footage	(489,488)	(1,500)	(490,988)
Net Leasing Activity	(340,579)	(7,612)	(348,191)
Amounts at End of Period
Total Net Rentable Square Feet	24,899,700	12,293,795	37,193,495
Leased Square Feet	24,292,617	12,278,969	36,571,586
Leased Percentage	97.6%	99.9%	98.3%
__________

(1)	Amounts for unconsolidated properties are at 100%.

Supplemental Information | Third Quarter 2015 | 28

CHAMBERS STREET PROPERTIES
Tenant Leasing Activity
For the Three Months Ended September 30, 2015
($ in Thousands)

		Prior Lease(1)		New Lease(1)
	Square Feet	Annualized Base Rent(2)		Annualized Base Rent(2)		Tenant Improve- ments & Leasing Commis- sions(4)	Average Lease Term (in years)(5)
		Cash	GAAP(3)	Cash	GAAP(3)
Industrial Properties
Consolidated
Renewals	381,632	$2,152	$2,035	$1,759	$1,871	$1,090	8.77
New Tenants - Previously Leased Space(6)	149,213	672	672	601	595	463	3.79
Total Consolidated	530,845	2,824	2,707	2,360	2,466	1,553	7.50
Consolidated & Unconsolidated
Renewals	381,632	2,152	2,035	1,759	1,871	1,090	8.77
New Tenants - Previously Leased Space(6)	149,213	672	672	601	595	463	3.79
Total Consolidated & Unconsolidated	530,845	2,824	2,707	2,360	2,466	1,553	7.50
Office Properties
Consolidated
Renewals	1,262,982	27,596	25,195	26,533	26,959	25,590	8.17
New Tenants - Not Previously Leased Space (7)	789	—	—	11	11	10	4.00
Total Consolidated	1,263,771	27,596	25,195	26,544	26,970	25,600	8.17
Consolidated & Unconsolidated
Renewals	1,262,982	27,596	25,195	26,533	26,959	25,590	8.17
New Tenants - Not Previously Leased Space(7)	789	—	—	11	11	10	4.00
Total Consolidated & Unconsolidated	1,263,771	27,596	25,195	26,544	26,970	25,600	8.17
Total Properties
Consolidated
Renewals	1,644,614	29,748	27,230	28,292	28,830	26,680	8.21
New Tenants - Previously Leased Space(6)	149,213	672	672	601	595	463	3.79
New Tenants - Not Previously Leased Space(7)	789	—	—	11	11	10	4.00
Total Consolidated	1,794,616	30,420	27,902	28,904	29,436	27,153	8.11
Consolidated & Unconsolidated
Renewals	1,644,614	29,748	27,230	28,292	28,830	26,680	8.21
New Tenants - Previously Leased Space(6)	149,213	672	672	601	595	463	3.79
New Tenants - Not Previously Leased Space(7)	789	—	—	11	11	10	4.00
Total Consolidated & Unconsolidated	1,794,616	$30,420	$27,902	$28,904	$29,436	$27,153	8.11
__________

(1)
Prior lease amounts represent rents in place at the time of expiration or termination. New lease amounts represent rents in place at the time of lease commencement. For certain leases, prior lease amounts are adjusted for comparability to new lease amounts (i.e. if a prior lease is gross and the new lease is net, the prior amounts are adjusted accordingly).

(2)	Annualized base rent amounts for unconsolidated properties are included at pro rata share.

(3)	GAAP amounts for prior leases include above/below market rents if applicable.

(4)	Includes tenant improvement costs and lease commissions incurred to execute the lease and not necessarily paid in the current quarter.

(5)	Weighted average initial lease term (in years) weighted by annualized cash base rent.

(6)	Represents leases signed to new tenants for space that was previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

(7)	Represents leases signed to new tenants for space that was not previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

Supplemental Information | Third Quarter 2015 | 29

CHAMBERS STREET PROPERTIES
Capital Structure and Debt Maturities
As of September 30, 2015
($ in Thousands)

	Number of Outstanding Shares	Balance at September 30, 2015	Percentage
Debt
Secured Notes Payable(1)		$467,879	15.5%
Pro Rata Share of Unconsolidated Debt		145,018	4.8%
Unsecured Term Loan Facilities		570,000	18.9%
Unsecured Revolving Credit Facility		290,044	9.6%
Total Debt		1,472,941	48.9%
Equity
Common Shares(2)	236,855,738	1,537,194	51.1%
Total Market Capitalization		$3,010,135	100.0%
__________

(1)	Amounts are presented excluding the effect of net premiums.

(2)	Value based on our closing share price on the NYSE of $6.49 as of September 30, 2015.

Debt Maturities

	Consolidated Debt(1)			Unconsolidated Debt(2)			Consolidated & Unconsolidated Debt(1)(2)			Weigh- ted Average Interest Rate(3)(4)
	Sche- duled Amorti- zation	Term Maturities	Total	Sche- duled Amorti- zation	Term Maturities	Total	Sche- duled Amorti- zation	Term Maturities	Total
Remaining 2015	$3,588	$—	$3,588	$229	$—	$229	$3,817	$—	$3,817	—%
2016	13,271	121,341	134,612	941	—	941	14,212	121,341	135,553	5.46%
2017	12,495	34,327	46,822	990	56,204	57,194	13,485	90,531	104,016	3.77%
2018	10,560	552,052	562,612	1,043	—	1,043	11,603	552,052	563,655	2.19%
2019	7,982	300,786	308,768	1,097	—	1,097	9,079	300,786	309,865	2.57%
2020	6,290	65,846	72,136	1,156	43,701	44,857	7,446	109,547	116,993	3.84%
2021	3,743	190,449	194,192	875	38,782	39,657	4,618	229,231	233,849	4.78%
2022	1,870	—	1,870	—	—	—	1,870	—	1,870	—%
2023	1,987	—	1,987	—	—	—	1,987	—	1,987	—%
2024	1,167	—	1,167	—	—	—	1,167	—	1,167	6.33%
Thereafter	169	—	169	—	—	—	169	—	169	5.80%
Total	$63,122	$1,264,801	$1,327,923	$6,331	$138,687	$145,018	$69,453	$1,403,488	$1,472,941	3.56%
__________

(1)
Consolidated debt amount includes a $290.0 million outstanding balance on the unsecured revolving credit facility as of September 30, 2015. The unsecured revolving credit facility expires January 15, 2018. We have an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

(3)	Weighted average interest rate is calculated using the maturity date of our various debt.

(4)	Weighted average interest rate for 2018 debt maturity consists of 1.50% floating interest rate for the revolving credit facility and 2.93% of interest rate for all other fixed rate debt.

Supplemental Information | Third Quarter 2015 | 30

CHAMBERS STREET PROPERTIES
Debt Composition
As of September 30, 2015
($ in Thousands)

	Consolidated Debt(1)			Unconsolidated Debt(2)			Consolidated & Unconsolidated Debt(1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$63,122	$974,757	$1,037,879	$6,331	$138,687	$145,018	$69,453	$1,113,444	$1,182,897
Floating Interest Rate Debt	—	290,044	290,044	—	—	—	—	290,044	290,044
Total	$63,122	$1,264,801	$1,327,923	$6,331	$138,687	$145,018	$69,453	$1,403,488	$1,472,941
Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			3.37			4.19			3.47
Floating Interest Rate Debt			2.29			N/A			2.29
Total			3.13			4.19			3.24
Weighted Average Interest Rate
Fixed Interest Rate Debt			4.15%			3.44%			4.06%
Floating Interest Rate Debt			1.50%			N/A			1.50%
Total			3.57%			3.44%			3.56%
__________

(1)
Consolidated debt amount includes a $290.0 million outstanding balance on the unsecured revolving credit facility as of September 30, 2015. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year. The annual facility fee of 0.30% is not reflected in the interest rate amounts included in this table.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Encumbered/Unencumbered Properties

	Consolidated Properties			Unconsolidated Properties(1)			Consolidated & Unconsolidated Properties(1)
	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance
Encumbered Properties	29	$904,453	$467,879	12	$334,106	$145,018	41	$1,238,559	$612,897
Unencumbered Properties	71	1,718,988	—	13	342,326	—	84	2,061,314	—
Total Properties	100	$2,623,441	$467,879	25	$676,432	$145,018	125	$3,299,873	$612,897
__________

(1)
Number of Properties is at 100%. Approximate Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Third Quarter 2015 | 31

CHAMBERS STREET PROPERTIES
Consolidated Debt
As of September 30, 2015
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate(1)	Maturity Date	Outstanding Balance

70 Hudson Street	5.65%	5.15%	4/11/2016	$112,543
Point West I - Swapped to Fixed	3.41%	3.41%	12/6/2016	10,472
100 Tice Blvd	5.97%	4.38%	9/15/2017	18,499
100 Tice Blvd	5.97%	4.38%	9/15/2017	18,499
4701 Gold Spike Drive	4.45%	4.45%	3/1/2018	9,806
1985 International Way	4.45%	4.45%	3/1/2018	6,813
3660 Deerpark Boulevard	4.45%	4.45%	3/1/2018	7,043
Tolleson Commerce Park II	4.45%	4.45%	3/1/2018	4,235
20000 S. Diamond Lake Road	4.45%	4.45%	3/1/2018	6,169
Atrium I - Swapped to Fixed	3.78%	3.78%	5/31/2018	20,878
McAuley Place	3.98%	3.50%	9/1/2018	12,582
Easton III - Swapped to Fixed	3.95%	3.95%	1/31/2019	6,141
90 Hudson Street	5.66%	5.26%	5/1/2019	102,165
Fairforest Bldg. 6	5.42%	6.50%	6/1/2019	1,488
North Rhett I	5.65%	6.50%	8/1/2019	1,606
Kings Mountain II	5.47%	6.50%	1/1/2020	3,014
1 Rocket Road	6.60%	4.00%	8/1/2020	18,213
North Rhett II	5.20%	6.50%	10/1/2020	1,265
Mount Holly Bldg.	5.20%	6.50%	10/1/2020	1,265
Orangeburg Park Bldg.	5.20%	6.50%	10/1/2020	1,286
Kings Mountain I	5.27%	6.50%	10/1/2020	1,096
Ten Parkway North	4.75%	4.75%	1/1/2021	11,226
Union Cross Bldg. II	5.53%	6.50%	6/1/2021	5,192
Union Cross Bldg. I	5.50%	6.50%	7/1/2021	1,709
Norman Pointe I	5.24%	3.50%	10/1/2021	19,914
Norman Pointe II	5.24%	3.50%	10/1/2021	21,924
The Landings I	5.24%	3.50%	10/1/2021	14,987
The Landings II	5.24%	3.50%	10/1/2021	13,219
Fairforest Bldg. 5	6.33%	6.50%	2/1/2024	7,203
North Rhett IV	5.80%	6.50%	2/1/2025	7,427
Total Secured Notes Payable				467,879
Plus Premium				11,587
Less Discount				(727)
Total Secured Notes Payable, Net				$478,739
WF Term Loan #2		2.49%	3/7/2018	$200,000
WF Term Loan #3		3.12%	1/15/2019	200,000
TD Term Loan		3.28%	3/6/2020	50,000
Capital One Term Loan		4.32%	1/31/2021	120,000
Total Unsecured Term Loans				$570,000
Revolving Credit Facility		1.50%	1/15/2018	$290,044
__________

(1)	Represents the rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

Supplemental Information | Third Quarter 2015 | 32

CHAMBERS STREET PROPERTIES
Unconsolidated Debt
As of September 30, 2015
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate	Maturity Date	Outstanding Balance(1)

Graben Distribution Center I & II	2.39%	2.39%	7/27/2017	$27,811
Koblenz Distribution Center	2.27%	2.27%	11/11/2017	28,393
Hansaline Distribution Center	3.01%	3.01%	11/25/2020	10,552
Bodenheim Logistikzentrum	3.01%	3.01%	11/25/2020	10,123
Lille-Douai Distribution Center	3.13%	3.13%	12/17/2020	23,027
Fairfield Distribution Ctr. IX	5.00%	5.00%	9/1/2021	3,407
West Lake at Conway	5.00%	5.00%	9/1/2021	7,106
Weston Pointe I - IV	5.24%	5.24%	10/1/2021	34,599
Total Unconsolidated Debt				$145,018
__________

(1)	Amounts are at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2015 | 33

CHAMBERS STREET PROPERTIES
Non-GAAP Supplemental Financial Measures:

Annualized Base Rent
Annualized Base Rent for each lease equals (i) 12 times the monthly cash base rent due as of September 30, 2015, or (ii) for any lease still in an initial free or reduced rent period as of September 30, 2015, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.
Net Operating Income
Net operating income ("NOI") is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates rental income, tenant reimbursements and other property income less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. Consolidated NOI represents NOI generated by our wholly-owned properties. Pro-rata NOI represents our 80% share of NOI generated by our unconsolidated properties held in our Duke JV, European JV and UK JVs. We believe that NOI provides an accurate measure of the operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. However, NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.
EBITDA
We define Adjusted EBITDA as net income (loss) computed in accordance with GAAP plus depreciation, amortization, taxes, interest expense and net change in fair value of non-qualifying derivative financial instruments, gain (loss) on conversion of equity interest to controlling interest, impairment charges, gain (loss) on asset dispositions, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because we believe it provides useful information regarding our ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

Funds from Operations
The National Association of Real Estate Investment Trusts ("NAREIT") created Funds from Operations ("FFO") as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance

Supplemental Information | Third Quarter 2015 | 34

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.
We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
Core Funds from Operations
We believe that Core Funds from Operations ("Core FFO") is a useful measure of management’s decision-making process and appropriately presents our results of operations on a comparative basis. The items listed below are excluded from NAREIT-defined FFO because they are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions.
- Acquisition-related expenses: Acquisition-related expenses are primarily the result of the volume of our acquisitions completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period.
- Loss on early extinguishment of debt: Losses on early extinguishment of debt incurred in the current year are primarily a result of secured mortgage loan repayments typically associated with the sales of the underlying properties.
- Net change in fair value of non-qualifying derivative financial instruments and unrealized gains or losses on our investment in unconsolidated entities: Unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period.
- Other non-recurring expenses: Other non-recurring expenses such as company strategic planning, severance-related costs and costs related to the process of listing our common shares on the New York Stock Exchange and our modified “Dutch Auction” tender offer are not reflective of our operating results during each period.
We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non- recurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-recurring

Supplemental Information | Third Quarter 2015 | 35

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.
Adjusted Funds from Operations
We calculate Adjusted Funds from Operations ("AFFO") as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.
Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public's understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

Supplemental Information | Third Quarter 2015 | 36

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income to Consolidated Net Operating Income (NOI)
As of September 30, 2015
(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net Income	$6,030	$18,468	$21,711	$26,940
General and Administrative	9,935	7,230	31,505	20,047
Acquisition-related Expenses	—	265	—	555
Depreciation and Amortization	28,489	27,208	84,342	81,572
Total Expenses	38,424	34,703	115,847	102,174
Interest and Other Income	(52)	(255)	(144)	(573)
Interest Expense	12,352	13,685	38,397	41,653
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(23)	(68)	(66)	(80)
Gain on Sale of Real Estate	—	(13,175)	(5,844)	(13,175)
(Benefit) Provision for Income Taxes	(42)	140	521	579
Equity in Income of Unconsolidated Entities	(4,238)	(4,391)	(14,419)	(11,829)
Net Operating Income - GAAP Basis	$52,451	$49,107	$156,003	$145,689
Straight-Line Rent Adjustment, Net	(2,444)	(2,096)	(5,847)	(4,641)
Above/Below Market Lease Amortization, Net	1,019	1,173	2,932	4,056
Net Operating Income - Cash Basis	$51,026	$48,184	$153,088	$145,104

Supplemental Information | Third Quarter 2015 | 37

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income to Adjusted EBITDA
As of September 30, 2015
(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net Income	$6,030	$18,468	$21,711	$26,940
Interest Expense and Net Change in Fair Value of Derivative Financial Instruments	12,329	13,470	38,331	41,426
Pro Rata Share of Interest Expense from Unconsolidated Entities	1,358	1,736	4,096	5,235
Depreciation and Amortization	28,489	27,208	84,342	81,572
Pro Rata Share of Depreciation and Amortization from Unconsolidated Entities	6,266	8,163	19,408	25,172
(Benefit) Provision for Income Taxes	(42)	140	521	579
EBITDA	$54,430	$69,185	$168,409	$180,924
Pro Rata Share of Loss from Extinguishment of Debt from Unconsolidated Entities	—	—	58	—
Gain on Sale of Real Estate	—	(13,175)	(5,844)	(13,175)
Pro Rata Share of Gain on Sale of Real Estate from Unconsolidated Entities	116	—	(2,315)	—
Adjusted EBITDA	$54,546	$56,010	$160,308	$167,749

Supplemental Information | Third Quarter 2015 | 38

Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 609 683-4900 www.ChambersStreet.com